INCOME TAXES - Reconciliation of Income Tax Expense (Details) - USD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
INCOME TAXES
Net income (loss) for the year	$ 34,894	$ (5,603)	$ (231,953)
Statutory Cayman Islands corporate tax rate	0.00%	0.00%	0.00%
Expected tax expense (recovery)	$ 0	$ 0	$ 0